Exhibit 3.109

CERTIFICATE OF INCORPORATION

OF

LADBROKE HOTELS U.S.A. CORPORATION

Pursuant to § 102 of the General Corporation Law

of the State of Delaware

The undersigned, in order to form a corporation pursuant to Section 102 of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: The name of the Corporation is Ladbroke Hotels U.S.A. Corporation.

SECOND: The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares which the Corporation shall have authority to issue is 1,000 shares of Common Stock, par value $.01 per share.

FIFTH: The name and mailing address of the Incorporator is as follows:

Name	Mailing Address

Jon Filderman	Room 2633
One New York Plaza
New York, NY 10004

SIXTH: The Board of Directors is expressly authorized to adopt, amend or repeal the by-laws of the Corporation.

SEVENTH: Elections of directors need not be by written ballot unless the by-laws of the Corporation shall otherwise provide.

EIGHTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all of the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

TENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

2

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of September, 1987 and I affirm that the foregoing certificate is my act and deed and that the facts stated therein are true.

/s/ Jon Filderman
Jon Filderman, Incorporator

3

CERTIFICATE OF CHANGE OF LOCATION OF

REGISTERED OFFICE AND REGISTERED AGENT

OF

LADBROKE HOTELS U.S.A. CORPORATION

The undersigned corporation hereby certifies as follows:

FIRST The name of the Corporation is Ladbroke Hotels U.S.A. Corporation.

SECOND The address of the new registered office shall be 15 East North Street, in the City of Dover, County of Kent, State of Delaware 19901.

THIRD The name of the new registered agent is United Corporate Services, Inc.

FOURTH The aforesaid changes were duly authorised by appropriate resolutions adopted by the Board of Directors at a meeting thereof.

IN WITNESS WHEREOF, we have hereunto signed our names and affirm that the statements made herein are true under the penalties of perjury, this 18th day of September 1989.

LADBROKE HOTEL U.S.A CORPORATION

/s/ J F JARVIS
J F JARVIS, PRESIDENT

ATTEST:

/s/ J F O’MAHONY
J F O’MAHONY, VICE PRESIDENT AND TREASURER

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CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

LADBROKE HOTELS U.S.A CORPORATION

Ladbroke Hotels U.S.A. Corporation, a corporation organized and existing under the Jaws of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: That the Board of Directors of the Corporation, by unanimous written consent of its directors pursuant to Section 228 of the General Corporation Law of Delaware (the “GCL”) filed with the minutes of the Board, adopted resolutions proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation:

RESOLVED, that it is advisable that the Certificate of Incorporation of the Corporation be amended by deleting Article Fourth thereof in its entirety and by substituting in lieu thereof the following new Article Fourth:

“FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is twenty thousand (20,000) shares of common stock, $.0005 par value per share (the “Common Stock”).”

RESOLVED, that it is advisable for the Corporation to effect a stock split of its issued and outstanding shares of common stock such that, upon the filing of the Certificate of Amendment with the Secretary of State of Delaware, each share of the common stock of the Corporation, par value $.01 per share, issued and outstanding at the time thereof shall immediately, and without any action on the part of the holder thereof, be changed and converted into twenty (20) shares of Common Stock.

SECOND: Said amendments were duly adopted by the sole holder of all the issued and outstanding common stock of the Corporation in accordance with the provisions of Section 242 of the GCL.

IN WITNESS WHEREOF, Ladbroke Hotels U.S.A. Corporation has caused this instrument to be signed by Robert Decker, its Vice President, this 13th day of November 1995.

LADBROKE HOTELS U.S.A. CORPORATION

By	/s/ Robert Decker
	Name:	Robert Decker
	Title:	Vice President

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

LADBROKE HOTELS U.S.A. CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

LADBROKE HOTELS U.S.A. CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: The Board of Directors of the Corporation, by unanimous written consent, adopted and approved a resolution, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said proposed amendment to be advisable. The amendment adopted was as follows:

“ARTICLE FOURTH of the Certificate of Incorporation of the Corporation is deleted in its entirety and the following new ARTICLE FOURTH is substituted in lieu thereof:

FOURTH:

4.1 Authorized Shares. The total number of shares of capital stock which the Corporation shall have authority to issue is twenty thousand (20,000) shares of common stock, $.0005 par value per share (“Common Stock”), of which 10,000 shares shall be designated Series A Common Stock, $.0005 par value per share (“Series A Common Stock”), and 10,000 shares shall be designated Series B Common Stock, $.0005 par value per share (“Series B Common Stock”). Each share of the Corporation’s Common Stock, $.0005 par value per share, which is issued and outstanding immediately prior to the filing of the Certificate of Amendment of the Certificate of Incorporation setting forth this amendment shall immediately, and without any action on the part of the holder thereof, be changed and reclassified into one share of Series A or Series B Common Stock, as follows:

(a)	each of the 1,082 shares of Common Stock presently issued to Ladbroke Group International Luxembourg SA, a Luxembourg corporation, shall be changed and reclassified into one share of Series A Common Stock; and

(b)	each of the 2,522 shares of Common Stock presently issued to Ladbroke Group Limited, a United Kingdom corporation, shall be changed and reclassified into one share of Series B Common Stock.

4 2. Voting. Holders of Series A Common Stock shall be entitled to one vote for each share of Class A Common Stock standing in their name on the books of the Corporation. Holders of Class B Common Stock shall be entitled to one vote for each share of Class B Common Stock standing in their name on the books of the Corporation. Holders of Series A Common Stock and Series B Common Stock shall be entitled to vote with respect to all matters upon which holders of Common Stock shall be entitled to vote.

4.3. Dividends. To the extent that any dividends are payable by the Corporation, the amounts of the total dividends per share paid cumulatively on shares of Series A Common Stock and shares of Series B Common Stock shall be equal (1) in respect of the period from the date of filing of this amendment through December 31, 2001 or in respect of prior periods and (2) thereafter, in respect of any annual accounting period and as of the date of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary; provided, however, that dividends paid with respect to Series A Common Stock and Series B Common Stock are not required to be paid simultaneously.

4.4. Distribution Upon Liquidation, Dissolution or Winding Up. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, the remaining net assets of the Corporation shall be distributed equally on a per share basis to the holders of Series A Common Stock and Series B Common Stock.”

SECOND: The stockholders of the Corporation duly approved the said proposed amendment by written consent in accordance with Section 228 and Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed and acknowledged by its duly authorized officer this 8th day of May, 2000.

LADBROKE HOTELS U.S.A. CORPORATION

By:	/s/ Paul Lierman
	Name:	Paul Lierman
	Title:	Vice President

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

LADBROKE HOTELS U.S.A. CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

LADBROKE HOTELS U.S.A. CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: The Board of Directors of the Corporation, at a special meeting held on July 17, 2001 at which a quorum of the directors was present, adopted and approved a resolution, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said proposed amendment to be advisable. The amendment adopted was as follows:

Section 4.1(a) of ARTICLE FOURTH of the Certificate of Incorporation of the Corporation is deleted in its entirety and the following new Section 4.1(a) of ARTICLE FOURTH is substituted in lieu thereof:

(a)	each of the 1,086 shares of Common Stock presently issued to Ladbroke Group International Luxembourg SA, a Luxembourg corporation, shall be changed and reclassified into one share of Series A Common Stock; and

SECOND: The stockholder of the Corporation duly approved the said proposed amendment by written consent in accordance with Section 228 and Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed and acknowledged by its duly authorized officer this 17 day of July, 2001.

LADBROKE HOTELS U.S.A. CORPORATION

By:	/s/ Howard Friedman
	Name:	Howard Friedman
	Title:	President

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

LADBROKE HOTELS U.S.A. CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

LADBROKE HOTELS U.S.A. CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: The Board of Directors of the Corporation, at a special meeting held on July 17, 2001 at which a quorum of the directors was present, adopted and approved a resolution, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said proposed amendment to be advisable. The amendment adopted was as follows:

“ARTICLE FOURTH of the Certificate of Incorporation of the Corporation is deleted in its entirety and the following new ARTICLE FOURTH is substituted in lieu thereof:

FOURTH:

The total number of shares of capital stock which the Corporation shall have authority to issue is twenty thousand 20,000 shares of common stock, $.0005 par value per share (“Common Stock”). Each share of the Corporation’s Series A common stock, $.0005 par value per share, and each share of the Corporation’s Series 8 common stock, $.0005 par value per share, which are issued and outstanding immediately prior to the filing of the Certificate of Amendment of the Certificate of Incorporation setting forth this amendment shall immediately, and without any action on the part of the holder thereof, be changed and reclassified into one share of Common Stock of the Corporation.

SECOND: The sole stockholder of the Corporation duly approved the said proposed amendment by written consent in accordance with Section 228 and Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed and acknowledged by its duly authorized officer this 17 day of July, 2001.

LADBROKE HOTELS U.S.A. CORPORATION

By:	/s/ Paul Lierman
	Name:	Paul Lierman
	Title:	Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

LADBROKE HOTELS U.S.A. CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

LADBROKE HOTELS U.S.A. CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: The Board of Directors of the Corporation, by unanimous written consent, adopted and approved a resolution, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said proposed amendment to be advisable. The amendment adopted was as follows:

“ARTICLE FOURTH of the Certificate of Incorporation of the Corporation is deleted in its entirety and the following new ARTICLE FOURTH is substituted in lieu thereof:

FOURTH:

4.1 Authorized Shares. The total number of shares of capital stock which the Corporation shall have authority to issue is twenty thousand (20,000) shares of common stock, $.0005 par value per share (“Common Stock”), of which 10,000 shares shall be designated Series C Common Stock, $.0005 par value per share (“Series C Common Stock”), and 10,000 shares shall be designated Series D Common Stock, $.0005 par value per share (“Series D Common Stock”). Each share of the Corporation’s Common Stock, $.0005 par value per share, winch is issued and outstanding immediately prior to the filing of the Certificate of Amendment of the Certificate of Incorporation setting forth this amendment shall immediately, and without any action on the part of the holder thereof, be changed and reclassified, as follows:

(a)	each of the 3,608 shares of Common Stock presently issued to Ladbroke Group International Luxembourg SA, a Luxembourg corporation, shall be changed and reclassified into one share of Series C Common Stock; and

(b)	each of the 616 shares of Common Stock presently issued to Ladbroke Group International Limited, a United Kingdom corporation, shall be changed and reclassified into one share of Series C Common Stock.

4.2. Voting. Holders of Series C Common Stock shall be entitled to one vote for each share of Class C Common Stock standing in their name on the books of the Corporation. Holders of Class D Common Stock shall be entitled to one vote for each share of Class D Common Stock standing in their name on the books of the Corporation. Holders of Series C Common Stock and Series D Common Stock shall be entitled to vote with respect to all matters upon which holders of Common Stock shall be entitled to vote.

4.3. Dividends. To the extent that any dividends are payable by the Corporation, the amounts of the total dividends per share paid cumulatively on shares of Series C Common Stock and shares of Series D Common Stock shall be equal (1) in respect of the period from the date of filing of this amendment through December 31, 2004 or in respect of prior periods and (2) thereafter, in respect of any annual accounting period and as of the date of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary; provided, however, that dividends paid with respect to Series C Common Stock and Series D Common Stock are not required to be paid simultaneously.

4.4. Distribution Upon Liquidation, Dissolution or Winding Up. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, the remaining net assets of the Corporation shall be distributed equally on a per share basis to the holders of Series C Common Stock and Series D Common Stock.”

SECOND: The stockholders of the Corporation duly approved the said proposed amendment by written consent in accordance with Section 228 and Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed and acknowledged by its duly authorized officer as of this 29th day of December, 2004.

LADBROKE HOTELS U.S.A. CORPORATION

By:	/s/ Paul Lierman
	Name:	Paul Lierman
	Title:	Vice President

CERTIFICATE OF AMENDMENT OF

THE CERTIFICATE OF INCORPORATION OF

LADBROKE HOTELS U.S.A. CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Ladbroke Hotels U.S.A. Corporation, a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

(1)	ARTICLE FIRST of the Certificate of Incorporation of the Corporation is amended to read in its entirety as follows:

“FIRST. The name of the Corporation is HIC Hotels U.S.A. Corporation.”

(2)	This Certificate of Amendment has been duly adopted by the stockholders of the Corporation in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed and acknowledged by its duly authorized officer this 21 day of February, 2006.

LADBROKE HOTELS U.S.A. CORPORATION

By:	/s/ Paul Lierman
	Name:	Paul Lierman
	Title:	Vice President

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

AND OF REGISTERED AGENT

HIC HOTELS U.S.A. CORPORATION

It is hereby certified that:

1. The name of the corporation (hereinafter called the “corporation”) is: HIC HOTELS U.S.A. CORPORATION.

2. The registered office of the corporation within the State of Delaware is hereby changed to 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle.

3. The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on 11/15, 2006

Signature:	/s/ Paul Lierman
Name:	Paul Lierman
Title:	Vice President